Exhibit 10 (c)
                                   AMENDMENT NO. 2

                            THE WEST COMPANY, INCORPORATED
                       SUPPLEMENTAL EMPLOYEES' RETIREMENT PLAN


                  The West Company, Incorporated hereby amends its Supplemental Employees' Retirement Plan as set forth below:

                  1. SECTION 14 is hereby amended by adding the following to the end thereof:

                       Notwithstanding the foregoing, the value of lump sum distributions made on or after July 1, 1995 shall be determined using the annual rate of interest on 30-year Treasury securities for the August preceding the year of distribution and the mortality table prescribed by the Internal Revenue Service pursuant to
                       Section 417(e)(3)(A)(ii)(I) of the Code.

                  To record the adoption of this Amendment No. 2 to the Plan, The West Company, Incorporated has caused its authorized officers to affix its name and seal this 8th day of September, 1995.



          (CORPORATE SEAL)              THE WEST COMPANY, INCORPORATED



          Attest:
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          By:
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